SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 19, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24975 (Commission File Number)	94-3236644 (I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 5.      OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by WebMD Corporation on February 19, 2003 announcing its fourth quarter earnings release date and the termination of its plan to divest Porex, its plastics technologies business.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is filed herewith:

99.1 Press Release issued by WebMD Corporation, dated February 19, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: February 19, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by WebMD Corporation, dated February 19, 2003.

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